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                                                                    Exhibit 10.6

                EXTENSION OF TIME OF PAYMENT OF PROMISSORY NOTE A

      THIS EXTENSION OF TIME OF PAYMENT OF PROMISSORY Note A is made and effective as of this 2nd day of November, 2001, between DR. MARIO PANDOLFO (the "Maker") and EC2000, INC. (the "Holder").

      WHEREAS, the Maker by the attached promissory Note A (the "Note") dated November 3, 2000, promised to pay Holder by November 2, 2001, the principal sum of Five Hundred Thousand Dollars ($500,000), or so much of the principal balance of the Note Aas may be outstanding and unpaid, plus interest at the prime rate of interest as reported by Citibank on November 2, 2000.


      WHEREAS, the Holder has agreed to extend the time for payment on the Note A to November 2, 2003.



      NOW, THEREFORE, for and in consideration of the transactions contemplated by the Note, the Maker does hereby covenant and agree that the principal sum of Five Hundred Thousand Dollars ($500,000), or so much of the principal balance of the Note A as may be outstanding and unpaid, plus interest at the prime rate of interest as reported by Citibank on November 2, 2000 is due and payable on November 2, 2003.



      It is further agreed that both principal and interest are to be made payable to and delivered by the Maker to "Bondy & Schloss LLP, as Escrow Agent for EC2000, Inc.", 60 East 42nd Street, New York, New York 10017 or such other address as the Holder shall designate in writing.


      It is further agreed that the Holder reserves the right to redeem the Note A upon thirty (30) days notice.

      It is further agreed that all covenants and agreements in the Note A shall be and remain unchanged, and in full force during the extended period, except as here changed.


Dated as of November 2, 2001.


Holder                                          Maker


_________________________                             __________________________
EC2000, Inc                                           Dr. Mario Pandolfo